SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   -----------
                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 15, 1996

                   The CIT Group Securitization Corporation II
              Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  33-85224                                22-3328188
          (Commission File Number)            (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (201) 740-5000


                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

     On March 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.            Description                              Page
         -----------            -----------                              ----

             28                 Monthly Report delivered by                3
                                the Trustee to Certificateholders
                                in connection with distributions
                                on March 15, 1996


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE CIT GROUP/SALES FINANCING,
                                                INC., as servicer



                                           By:   /s/ RICHARD w. BAUERBAND
                                              -------------------------------
                                           Name:     Richard W. Bauerband
                                           Title:    Executive Vice President

Dated:  March 27, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned states that he is an Executive Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from February 1, 1996 to February 29, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, he has affixed hereunto his signature this 12th day of March 1996.

                                             THE CIT GROUP/SALES FINANCING, INC.


                                             BY /s/ RICHARD W. BAUERBAND
                                                ------------------------
                                                    Richard W. Bauerband
                                                    Executive Vice President

                          The CIT RV OWNER TRUST 1996-A
                        Class A 5.40% Asset Backed Notes
                         5.85% Asset Backed Certificate
                                 Monthly Report

                                                  Remittance Date:  Mar 15, 1996
                                               Determination Date:  Mar 12, 1996
                                                      Record Date:  Feb 29, 1996


  All payments of principal and
     interest on the contracts                                      4,956,288.60
  Liquidation proceeds with
     respect to principal                                              18,375.42
  Proceeds on any repurchased
     contracts                                                               --
  Net Servicer Advances                                                97,625.66
  Investment earnings on Certificate
     Account                                                                 --
  Transfer from Capitalized Interest
     Account                                                          471,854.00
                                                                 ---------------
Amount on deposit in Certificate Account                         $  5,544,143.68
  Amounts not required to be distributed
     to Certificateholders                                                   --
                                                                 ---------------
Amount Available for Distribution                                $  5,544,143.68

Distribution Amounts
--------------------
1.  Aggregate Note distribution                                  $  4,650,486.50

2.  Aggregate Certificate distribution                           $     67,031.25

3.  Aggregate Class R distribution                               $    672,874.91

4.  Amount to Servicer :                                         $    151,454.14

5.  Interest Payment on Cash Collateral Loan                     $      2,296.88

    Total Distribution                                           $  5,544,143.68


Class A Notes
-------------
Interest
--------
1.  Aggregate amount of interest
     (a) Class A Note Interest at 5.40%                          $  1,063,125.00

2.  Amount applied to Unpaid  Interest Shortfall                 $           --

3.  Remaining Note Interest Shortfall                            $           --

4.  Total distribution in respect of interest
     (a) Class A Note Interest                                   $  1,063,125.00

                         The CIT RV OWNER TRUST 1996-A
                        Class A 5.40% Asset Backed Notes
                         5.85% Asset Backed Certificate
                                 Monthly Report

Principal
---------
5.  Formula Principal Distribution Amount                        $  3,587,361.50

                                            Number of Contracts
                                            -------------------

     (a)  Stated Principal                                       $  1,278,327.06
     (b)  Principal Prepayment                      78           $  2,288,551.66
     (c)  Liquidated Contracts                       1           $     20,482.78
     (d)  Repurchases / Defaults                    --           $           --

                                            Number of Contracts
                                            -------------------
6.  Pool Stated Principal Balance
     at 02/29/96                                  6,985          $178,157,603.21

7.  Note Principal Balance before giving effect
     to Principal Distribution:                                  $236,250,000.00

8.  Note Principal Distribution:                                 $  3,587,361.50

9.  Note Principal Balance after giving effect
     to Principal Distribution:                                  $232,662,638.50

10. Note Principal Shortfall for Remittance Date:                $           --

11. Unpaid Note Principal Shortfall after giving
     effect to Principal Distribution:                           $           --

12. Note Pool Factor (Pool Stated Balance of Notes
     divided by Initial Pool Principal Balance)                       0.98481540

Delinquency Information
-----------------------
                                                  Number           Aggregate
                                              of Contracts     Principal Balance
                                              ------------     -----------------
Delinquent Contracts
   30 to 59 days                                        29       $    754,507.00
   60 days or more                                       1       $      3,999.75

Defaulted Contracts                                     --       $           --

Contracts Repossessed during the Due Period             --       $           --

Repossessed Contracts remaining in inventory            --       $           --

SUBORDINATED CERTIFICATES

Remaining Amount Available (after payment of
interest and principal to the  Noteholders)                      $    893,657.18
                                                                 ---------------

Certificates
------------
Interest
--------
13. Aggregate amount of Certificate Interest
     at 5.85%                                                    $     67,031.25

14. Amount applied to Unpaid Certificate
     Interest Shortfall                                          $           --

                         The CIT RV OWNER TRUST 1996-A
                        Class A 5.40% Asset Backed Notes
                         5.85% Asset Backed Certificate
                                 Monthly Report


15. Remaining Certificate Unpaid Interest
     Shortfall                                                   $           --

16. Total distribution in respect of interest
     to Certificates                                             $     67,031.25

Principal
---------
17. Certificate Principal Balance before giving
     effect to Principal Distribution:                           $ 13,750,000.00

18. Certificate Principal Distribution Amount                    $           --

19. Certificate Principal Balance after
     giving effect to Principal Distribution:                    $ 13,750,000.00

20. Certificate Principal Shortfall for
     Remittance Date:                                            $           --

21. Certificate Principal Liquidation Loss Amount                $           --

22. Certificate Pool Factor ( Pool Stated Balance
     of Certificates divided by Initial Pool Principal                1.00000000

Class R Certificates
--------------------
23. Class R Residual Payment

    (a). Amount (if any) by which the Amount
Available exceeds the amounts distributed to
Offered Certificateholders, the Monthly Servicing Fee.           $    672,874.91

    (b) Aggregate Repossession Profits less amount
retained by Servicer to reimburse itself for taxes
paid.                                                            $        (0.00)

Miscellaneous
-------------
24. Monthly Servicing Fee                                        $    151,454.14

25. Unpaid Service Fee                                                       --

26. Amount of Service Fee Paid                                   $    151,454.14

27. Servicer Advances                                            $     97,625.66

28. Servicer Recoveries                                          $           --

29. Weighted Average Contract Rate of all
     outstanding Contracts                                                10.01%

30. Weighted Average Remaining Maturity of all
     outstanding Contracts                                                146.82

31. Number of Subsequent Contracts                                             0

32. Aggregate Principal Balance of Subsequent Contracts                     0.00

                         The CIT RV OWNER TRUST 1996-A
                        Class A 5.40% Asset Backed Notes
                         5.85% Asset Backed Certificate
                                 Monthly Report


33. Number of Subsequent Contracts Purchased                                   0

34. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                   0.00

35. Amount of Non-Reimbursable Payments by Servicer                       801.59

36. Opening Balance of funds on deposit in the
    Pre-Funding Account                                            68,255,035.00
      Monthly interest on Pre-Funding Account                         167,633.90
      Transfer of funds from Pre-Funding Account
       for Subsequent Contracts                                              --
      Transfer of funds from Pre-Funding Account
       to Capitalized Interest Account                              (167,633.90)
    Ending  Balance of funds on deposit in the
     Pre-Funding Account                                           68,255,035.00

37. Opening  Balance in the Capitalized Interest Account              499,116.00
      Monthly interest on Capitalized Interest Account                  1,225.00
      Transfer of funds from Pre-Funding Account
       to Capitalized Interest Account                                167,633.90
      Transfer of funds from Capitalized Interest
       Account to available for Distribution                        (471,854.00)
    Ending  Balance in the Capitalized Interest Account               196,120.90

38. Opening Balance of Cash Collateral Account                      5,625,000.00
      Principal Prepayment to Cash Collateral Depositor              (80,715.64)
      Deposit to Cash Collateral Account                                     --
    Available Balance of Cash Collateral Account at
     the End of the current Period                                  5,544,284.36